                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 1 to Registration Statement No. 333-97953 of AT&T Corp. on Form S-4 of our report dated April 29, 2002 related to the balance sheet of AT&T Comcast Corporation as of December 31, 2001, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



                                                  DELOITTE & TOUCHE LLP



Philadelphia, Pennsylvania
September 24, 2002